Exhibit 99.2

                                              [Exhibit A to Escrow Agreement]



                   CUSTODIAN AND PAYING AGENT AGREEMENT

         This Custodian and Paying Agent Agreement (the "Agreement") is entered into as of July 2, 2002 by and among Hoenig Group Inc., a Delaware corporation ("Hoenig"), Hoenig & Company Limited, a U.K. limited company ("Hoenig UK"), Investment Technology Group, Inc., a Delaware corporation ("ITG"), The Bank of New York, a New York banking corporation, as custodian and paying agent (the "Agent"), and Fredric P. Sapirstein and Alan B. Herzog, as members of the Contingent Payment Rights Committee (the "Committee").

         Reference is made to the Escrow Agreement dated as of even date herewith (the "Escrow Agreement") by and among Hoenig, Hoenig UK, ITG and the Committee. This is the Agreement referred to therein. Capitalized terms used without definition herein have the meanings given to them in the Escrow Agreement.

         This Agreement sets forth the basis on which the Agent will hold, and make disbursements from, the Escrow and distribute the Contingent Payment, if any, to Holders and the duties for which the Agent will be responsible.

         In consideration of the foregoing premises (which constitute an integral part of this Agreement) and mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 ARTICLE I

                              ESCROW ACCOUNT

         Section 1.01. Appointment and Agreement of Agent. Hoenig, Hoenig UK, ITG, and the Committee hereby appoint and designate The Bank of New York as the Agent, and The Bank of New York hereby accepts such appointment and agrees to perform the duties of the Agent under the terms and conditions set forth herein.

         Section 1.02. Establishment of Escrow Account. Simultaneously with the execution and delivery hereof, the Agent shall establish an account (the "Escrow Account") at its office located in New York, New York. The Agent shall maintain the Escrow Account in accordance with this Agreement. All funds delivered to, accepted or held by the Agent shall be held in the Escrow Account (and shall be deemed part thereof) in accordance with this Agreement, until released in accordance with the terms hereof.

         Section 1.03. Initial Funding. Simultaneously with the execution and delivery hereof, Hoenig UK shall deliver $2,365,000 in cash (the "Initial Funding") to the Agent for deposit into the Escrow Account in accordance with this Agreement.

         Section 1.04. Investment. The Committee will direct the Agent, in writing, to invest the Escrow Assets solely in the following: (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof with a maturity of not more than 365 days and (ii) money market funds substantially all of whose funds are invested in the foregoing. All earnings and gains on Escrow Assets, including interest and dividends, shall be paid into the Escrow Account and shall constitute Escrow Assets. If at any time the Committee deems it necessary that some or all of the investments constituting Escrow Assets be redeemed or sold in order to raise money necessary to comply with the provisions of the Escrow Agreement, the Committee shall direct the Agent, in writing, to effect such redemption or sale, in such manner and at such time as the Committee directs.

         Section 1.05. Disbursements. From time to time as the Committee shall direct the Agent in writing, the Agent shall disburse such portion of the Escrow Assets as the Committee so directs to pay Escrow Expenses. The Agent shall keep a record of such disbursements.

         Section 1.06. Quarterly Statements. As soon as practicable following each March 31, June 30, September 30 and December 31, until the termination of this Agreement, the Agent shall deliver to the Committee a statement (a "Quarterly Statement") setting forth: (a) the amount of the Escrow Assets; (b) the amount of income or interest earned or accrued with respect to the Escrow Assets, if any, during the period covered by such Quarterly Statement; and (c) the amount of Escrow Expenses paid during such period.

         Section 1.07. Maintenance of Register of Holders. The Agent shall maintain a register of the Holders (the "Register") at its office in New York, New York. The initial Register shall be provided to the Agent by Hoenig immediately prior to the Effective Time. The Agent shall record any transfers of Contingent Payment Rights in the Register to the extent transfers of Contingent Payment Rights are permissible under the terms of the Merger Agreement and the Escrow Agreement; provided that the Agent shall be entitled to rely solely on the Committee in determining whether or not any transfer is permitted. The Committee and the Agent may treat the person or entity in whose name any Contingent Payment Right is listed on the Register as the Holder thereof for the purposes of receiving the distribution of the Contingent Payment and for all other purposes.


                                ARTICLE II

                       TERMINATION AND DISTRIBUTION

         Section 2.01. Termination of Merger Agreement. In the event that the Merger Agreement is terminated under Section 7.1 thereof prior to the Effective Time, the Committee shall direct the Agent to immediately pay all Escrow Expenses, if any, that have been incurred and have not been paid, and to deliver the remaining Escrow Assets to Hoenig UK, and this Agreement and the Escrow shall terminate.

         Section 2.02. Delivery of Escrow Assets to Hoenig UK; Termination of the Escrow. Pursuant to the Escrow Agreement, following the earliest of
(i) the final settlement or other final resolution of the Claims, (ii) a final determination by the Committee to cease Pursuit of all Claims and
(iii) the fourth anniversary of the Effective Time (which date shall be extended in the event of any outstanding claims of indemnification or reimbursement under Section 3.09, 5.01, 5.05 or 6.02 of the Escrow Agreement), the Committee shall discharge all of the Escrow's obligations, including by directing the Agent to pay the Escrow Expenses and reserve for the payment of such costs and expenses of distributing the Contingent Payments pursuant to Section 2.03 hereof. Following such discharge, the Committee shall direct the Agent to liquidate all remaining Escrow Assets, if any, and to deliver the proceeds in cash to Hoenig UK. Following such delivery to Hoenig UK, the Escrow shall terminate. At no time shall there be any distribution of Escrow Assets to the Holders.

         Section 2.03. Delivery of Contingent Payment to Agent; Distribution to Holders. Promptly following the termination of the Escrow pursuant to Section 2.02 hereof, ITG shall deliver to the Agent cash in an amount equal to the lesser of (i) the amount of cash, if any, delivered to Hoenig UK by the Agent pursuant to Section 2.02 hereof, plus the amount of any Recoveries that were not deposited in the Escrow Account net of any amounts deducted therefrom pursuant to Section 6.02 of the Escrow Agreement, and (ii) $12,465,000 minus the Escrow Reduction Amount, if any. The Agent shall distribute the amount so received by it from ITG to the Holders, without interest, pro rata based on the number of Contingent Payment Rights allocated to each such Holder on the Register. At no time shall there be any distribution of the Contingent Payment except pursuant to the preceding sentence. Following such distribution by the Agent, this Agreement shall terminate. The distribution of any Contingent Payment shall be in compliance with applicable laws.

         SECTION 2.04. Pre-Closing Recoveries. Notwithstanding anything to the contrary in the third sentence of Section 2.03 hereof, if any Recoveries are received prior to the Effective Time, the Committee shall be entitled to direct the Agent to withdraw from the Escrow Account (i) the amount of such Recoveries less Escrow Expenses incurred prior to the Effective Time plus (ii) such portion of the Initial Funding as the Committee determines (provided that in no event shall such amount be in excess of the amount that would leave $500,000 in the Escrow Account prior to the Effective Time) (the sum of clauses (i) and (ii), the "Escrow Reduction Amount"), and deliver the Escrow Reduction Amount in cash to Hoenig UK prior to the Effective Time.


                                ARTICLE III

                         MATTERS CONCERNING AGENT

         Section 3.01. Indemnification of Agent. Hoenig (if prior to the Effective Time) or ITG (if after the Effective Time) shall indemnify the Agent and hold the Agent harmless from and against, and shall promptly advance to the Agent or its Advisors all funds necessary with respect to, any and all claims, demands, obligations, liabilities, costs and expenses, including amounts paid in satisfaction of judgments, in compromise (so long as Hoenig or ITG, as applicable, has approved such compromise, with such approval not to be unreasonably withheld or delayed), or fines or penalties, and counsel or other Advisor fees (collectively, "Losses") incurred in connection with the performance of the Agent's duties under this Agreement, except to the extent caused by the Agent's willful misconduct or gross negligence. Notwithstanding the foregoing, all Losses indemnified pursuant to the foregoing shall be paid out of the Escrow Assets until such time as the Escrow Assets are exhausted or the Escrow is terminated pursuant to Section 2.02 before ITG shall be obligated to make any payments pursuant to the foregoing. The obligations of Hoenig and ITG set forth in this Section 3.01 shall survive the termination of this Agreement and the removal or resignation of the Agent.

         Section 3.02. Agent Not Liable. The Agent, in the performance of its duties hereunder, shall not be liable or responsible for anything done or omitted to be done hereunder in good faith as herein provided, except for its own willful misconduct or gross negligence. The Agent shall be fully protected in relying upon any notice, certificate or other written communication, including, without limitation, any written notice delivered by the Committee to the Agent instructing the Agent to take any action or refrain from taking any action, believed by the Agent to be genuine and purported to be signed or given by any person or persons purporting to have authority to act on behalf of any party hereto. The Agent shall have the right, but not the obligation, to consult with counsel of its choice and shall not be liable for action taken or omitted to be taken by the Agent in accordance with the advice of such counsel. The Agent shall have no responsibility or liability for any diminution in value of any assets held hereunder which may result from any investments or reinvestment made in accordance with this Agreement.

         Section 3.03. Resignation; Successor Agent. The Agent or any successor Agent, as the case may be, may resign its duties and be discharged from all further duties or obligations hereunder at any time upon giving twenty (20) Business Days' prior written notice to the parties hereto. Hoenig (if such resignation occurs prior to the Effective Time) or the Committee (if such resignation occurs after the Effective Time) will designate a successor Agent hereunder within said twenty (20) Business Day period.

         Section 3.04. Compensation. The Agent shall be entitled to compensation for its services hereunder as set forth in Schedule A hereto, which is made a part hereof, and for reimbursement of its reasonable and documented out-of-pocket expenses, including the fees and expenses of attorneys or agents which it may find necessary to engage in the performance of its duties hereunder, all to be paid out of the Escrow Assets, and the Agent shall have, and is hereby granted, a prior lien upon any property, cash, or assets of the Escrow Account with respect to its unpaid fees and nonreimbursed expenses superior to the interests of any other persons or entities. The provisions of this Section 3.04 shall survive any termination, satisfaction or discharge of this Agreement, as well as the resignation or removal of the Agent.

         Section 3.05. Limited Duties of Agent. The Agent shall have only those duties as are specifically provided herein, which shall be deemed purely ministerial in nature, and shall under no circumstance be deemed a fiduciary for any of the parties to this Agreement. The Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including, without limitation, the Merger Agreement and the Escrow Agreement. This Agreement sets forth all matters pertinent to the Escrow contemplated hereunder, and no additional obligations of the Agent shall be inferred from the terms of this Agreement, the Escrow Agreement or any other agreement.

         Section 3.06. Merger of Agent. Any entity into which the Agent may be merged or converted or with which the Agent may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any entity to which all or substantially all of the business of the Agent shall be transferred, shall succeed to all the Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.07. Judgments, Etc. In the event that any Escrow property shall be attached, garnished or levied upon by any court order (including by bankruptcy), or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or entity by reason of such compliance, notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

         Section 3.08. Tax Filings. The Agent shall report to Hoenig UK, as of the end of each fiscal quarter, all income earned from the investment of the Escrow Assets.


                                ARTICLE IV

                               MISCELLANEOUS

         Section 4.01. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

         (a) if to ITG or to Hoenig or Hoenig UK after the Effective Time, to:

             Investment Technology Group, Inc.
             380 Madison Avenue, 4th Floor
             New York, NY 10017
             Attention: General Counsel
             Telephone No.: (212) 444-6327
             Telecopy No.: (212) 444-6494

             with a copy to:

             Cahill Gordon & Reindel
             80 Pine Street
             New York, NY 10005
             Attention: Daniel J. Zubkoff, Esq.
             Telephone No.: (212) 701-3000
             Telecopy No.: (212) 269-5420

         (b) if to Hoenig or Hoenig UK prior to the Effective Time, to:

             Hoenig Group Inc.
             4 International Drive
             Rye Brook, NY 10573
             Attention: General Counsel
             Telephone No.: (914) 935-9000
             Telecopy No.: (914) 935-9178

             with a copy to:

             Skadden, Arps, Slate, Meagher & Flom LLP
             Four Times Square
             New York, NY 10036
             Attention: Blaine V. Fogg, Esq.
             Telephone No.: (212) 735-3000
             Telecopy No.: (917) 777-3900

         (c) if to the Agent, to:

             Prior to July 6, 2002:
             The Bank of New York
             Insurance Trust and Escrow Unit
             5 Penn Plaza -13th Floor
             New York, NY 10286
             Attention: Aldrin Bayne
             Telephone No.: (212) 896-7182
             Telecopy No.: (212) 896-7293

             On or after July 8, 2002:
             The Bank of New York
             Insurance Trust and Escrow Unit
             101 Barclay Street, 8th Floor
             New York, NY 10286
             Attention: Aldrin Bayne
             Telephone No.: (212) 815-5384
             Telecopy No.: (212) 815-5875

         (d) if to the Committee or any Member, to it, him or her:

             c/o Hoenig Group Inc.
             4 International Drive
             Rye Brook, NY 10573
             Telephone No.: (914) 935-9000
             Telecopy No.: (914) 935-9118

         (e) if to the Holders, then to them at their respective addresses set forth in the Register.

         Section 4.02. Counterparts. This Agreement may be executed in counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

         Section 4.03. Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         Section 4.04. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 4.05. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

         Section 4.06. Assignment. Except as set forth in Section 3.06 hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         Section 4.07. Headings. Sections, subheadings and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         Section 4.08. Amendment and Modification. This Agreement may be amended or modified only by a subsequent writing signed by each of the Members, ITG, Hoenig and Hoenig UK; provided, that if any amendment or modification shall effect the rights or obligations of the Agent hereunder, any such amendment or modification must be signed by the Agent.




         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duty authorized as of the day and year first above written.

                                            HOENIG GROUP INC.



                                            By:  /s/ Fredric P. Sapirstein
                                                 _______________________________
                                                 Name:  Fredric P. Sapirstein
                                                 Title: Chairman and CEO


                                            HOENIG & COMPANY LIMITED


                                            By:  /s/ Alan B. Herzog
                                                 _______________________________
                                                 Name:  Alan B. Herzog
                                                 Title: Director


                                            INVESTMENT TECHNOLOGY GROUP, INC.


                                            By:  /s/ Raymond L. Killian Jr.
                                                 _______________________________
                                                 Name:  Raymond L. Killian Jr.
                                                 Title: Chairman


                                            THE BANK OF NEW YORK,
                                               as Custodian and Paying Agent



                                             By: /s/ Aldrin M. F. Bayne
                                                 _______________________________
                                                 Name:  Aldrin M. F. Bayne
                                                 Title: Assistant Treasurer


                                            MEMBERS OF THE CONTINGENT PAYMENT
                                            RIGHTS COMMITTEE:



                                            /s/ Fredric P. Sapirstein
                                            ___________________________________
                                            Name: Fredric P. Sapirstein


                                            /s/ Alan B. Herzog
                                            ___________________________________
                                            Name: Alan B. Herzog